Patent License

This **Patent License** (hereinafter referred to as the "License") is made and entered into on February 27, 2018 (the "Effective Date") by and between the following parties:

Angelo S. Morini
PO Box 1817
Windermere, Florida 34786 (the "Licensor")

AND

Anutra Corporation
a Florida C-Corporation
PO Box 1817
Windermere, Florida 34786 (the "Licensee")

NOW, THEREFORE, for valuable consideration, the receipt of which is acknowledged, the parties hereto agree as follows:

License Agreement Between Angelo S Morini (Licensor) & Anutra Corporation (Licensee) on Patent Number US 9,386,795 B2 for the United States of America. The Licensee agrees to pay $1,000,000 each year for the life of the patent in cash or Anutra Corporation Stock to Angelo S Morini. Any and all terms implied by this agreement are at the complete and sole discretion of Angelo S Morini.

6. ADVICE OF COUNSEL.

EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS LICENSE, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS LICENSE. THIS LICENSE WILL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

IN WITNESS whereof, the Licensor and Licensee have executed this Agreement as of the Effective Date.

Licensor:

By: [signature] Date: 3-28-2018
Angelo S. Morini

Licensee:

By: [signature] Date: 3-28-2018
Anutra Corporation

[Notary Acknowledgement to Follow]

Exhibit A

List of Patents

U.S. Patent/Application number: US 9,386,795 B2
Dated: July 12, 2016
Title: US Patent Morini

Licensor Acknowledgement

State of FLORIDA

County of USA

On March, 28, 2018 before me the undersigned Notary Public, personally appeared Angelo. S Morini LICENSOR, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Florida that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

FLORIDA NOTARY ASSOCIATION SINCE 1978

Thalesh Roy Samsoondar
NOTARY PUBLIC
STATE OF FLORIDA
Comm# GG064374
Expires 1/19/2021

____________________ (Notary Seal)
Notary Public

1/19/2021
My commission expires

Licensee Acknowledgement

State of FLORIDA

County of USA

On March. 28, 2018 before me the undersigned Notary Public, personally appeared Angelo. S Morini LICENSEE, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Florida that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Thalesh R. Samsoondar (Notary Seal)
Notary Public

1/19/2021
My commission expires

FLORIDA NOTARY ASSOCIATION SINCE 1978
Thalesh Roy Samsoondar
NOTARY PUBLIC
STATE OF FLORIDA
Comm# GG064374
Expires 1/19/2021